UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2017

FTD Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35901	32-0255852
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3113 Woodcreek Drive Downers Grove, Illinois 60515 (Address of Principal Executive Offices) (ZIP Code)

Telephone: (630) 719-7800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2017, FTD Companies, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”).  At the 2017 Annual Meeting, the Company’s stockholders approved the FTD Companies, Inc. Third Amended and Restated 2013 Incentive Compensation Plan (the “Amended Plan”).  Among other things, the Amended Plan provides for a 2,600,000 share increase in the number of shares of the Company’s common stock reserved and available for awards under the Amended Plan.  Awards under the Amended Plan may include stock options or SARs, restricted stock, restricted stock units, performance shares or performance units, common stock or dividend equivalents.

The Amended Plan and a summary of material changes are described in Proposal Three of the Company’s definitive proxy statement (the “2017 Proxy Statement”) for the 2017 Annual Meeting, which was filed with the Securities and Exchange Commission (the “Commission”) on April 26, 2017.  The descriptions of the Amended Plan contained herein and in the 2017 Proxy Statement are qualified in their entirety by reference to the full text of the Amended Plan, which is attached as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (File No. 333-218527) filed with the Commission on June 6, 2017, and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting, the Company’s stockholders (i) re-elected three directors as Class I directors, each to hold office for a term to expire at the third annual meeting of stockholders following his or her election until his or her successor is duly elected and qualified or until his or her earlier resignation or removal, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, and (iii) approved the Amended Plan.  Each of these proposals is described in more detail in the 2017 Proxy Statement.

The matters voted upon at the 2017 Annual Meeting and the results of the votes are as follows:

Proposal One: Election of Directors.

	Votes For	Votes Withheld	Broker Non-Votes
Tracey L. Belcourt	24,824,666	240,557	1,531,614
Joseph W. Harch	23,223,294	1,841,929	1,531,614
Robin S. Hickenlooper	23,256,091	1,809,132	1,531,614

Proposal Two: Ratification of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
26,551,407	35,674	9,756

Proposal Three: Approval of the Amended Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,423,136	10,268,574	373,513	1,531,614

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD COMPANIES, INC.

Dated: June 9, 2017	By:	/s/ Stephen Tucker
		Name:	Stephen Tucker
		Title:	Executive Vice President and Chief Financial Officer